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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  July 13, 2001

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                             XBOX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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
               Delaware                                 0-27928                                41-1528120
   (State or Other of Incorporation)           (Commission File Number)         (I.R.S. Employer Identification Number)


                  Comerica Bank Building
           1800 N.W. Corporate Blvd., Suite 101
                   Boca Raton, FL 33431                                             55344-3733
         (Address of principal executive offices)                                   (Zip Code)

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                                 (561) 372-0505
                (Company's telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 13, 2001, the previously announced merger (the "Merger") of You Acquisition, Inc., ("Merger Sub") a wholly owned subsidiary of XBOX Technologies, Inc., a Delaware corporation (the "Company"), with and into YOUpowered, Inc., a Delaware corporation ("YPI") was completed. As a result of the Merger, YPI is now a wholly owned subsidiary of the Company. The Merger was completed following the approval of the Merger by the former stockholders of YPI and the satisfaction of the other conditions to the Merger.

         Pursuant to the Agreement and Plan of Merger dated July 5, 2001 by and among the Company, Merger Sub and YPI (the "Agreement"), the Company will initially issue (i) 10,248,392 shares of its Common Stock and (ii) 2,049,678 shares of its Series B Preferred Stock to the former stockholders of YPI. The Company may be required to issue additional shares of its Common Stock and Series B Preferred Stock to the former stockholders of YPI depending on the resolution of certain contingent liabilities, the revenue of the Company for the twelve month period ending November 30, 2001 and the trading price of the Company's common stock during the thirty trading days preceding January 13, 2003. These matters are more fully described in the Agreement, which is filed as
Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 6, 2001 (File No. 333-00852-C).

         Additional information regarding the Merger can be found in the press release issued by the Company on July 16, 2001, which is attached hereto as
Exhibit 99.1

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The registrant has determined that it is impracticable to provide the required historical financial statements of YPI at this time. The registrant will file the required historical financial statements of the YPI under a Form 8-K/A as soon as practicable, and it is anticipated this will occur on or before September 28, 2001.

         b.       PRO-FORMA FINANCIAL INFORMATION.

                  The registrant has determined that it is impracticable to provide the required pro forma financial information regarding the acquisition of YPI at this time. The registrant will file the required historical financial statements of the YPI under a Form 8-K/A as soon as practicable, and it is anticipated this will occur on or before September 28, 2001.

         c.       EXHIBITS.

                  2.1 Agreement and Plan of Merger by and among XBOX Technologies, Inc., You Acquisition, Inc. and YOUpowered, Inc. dated July 5, 2001 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 6, 2001 (File No. 333-00852-C)).

                  99.1     Press release dated July 16, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           XBOX TECHNOLOGIES, INC.


                                           By: /s/  FRANK VAN LUTTIKHUIZEN
                                               --------------------------------
                                               Frank van Luttikhuizen
                                               Interim Chief Financial Officer

Dated:  July 17, 2001



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                                INDEX TO EXHIBITS

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

  EXHIBIT NO.       DESCRIPTION                                               METHOD
  ----------        -----------                                               ------
  2.1               Agreement and Plan of Merger dated July 5, 2001 by        Incorporated by reference to Exhibit
                    and among XBOX Technologies, Inc., You Acquisition,       99.1 to the Company's Current Report
                    Inc. and YOUpowered, Inc.                                 on Form 8-K dated July 6, 2001 (File
                                                                              No. 333-00852-C).

  99.1              Press released dated July 16, 2001                        Filed herewith




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